UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

MW Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-198668	47-2259704
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

2110 Beechmont Avenue, Cincinnati, Ohio	45230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 231-7871

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 29, 2016, MW Bancorp, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized a common stock repurchase plan pursuant to which approximately 10%, or 87,616, of the Company’s currently outstanding shares may be repurchased. The press release announcing the common stock repurchase plan is attached as Exhibit 99.1to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 29, 2016, Announcing Stock Repurchase Plan of MW Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MW BANCORP, INC.

Date: February 29, 2016	By:	/s/ Gregory P. Niesen
Gregory P. Niesen
President and Chief Executive Officer